UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1 – Reports to Stockholders

10

Invests primarily in Australian and Asian debt securities.

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report

October 31, 2010

Our fund managers' most useful tool
No. 3: A scooter

Aberdeen

In Asian and emerging markets, we make sure we get there in person.

Aberdeen's Closed-End Funds

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eight closed-end funds listed on the New York Stock Exchange. These funds' investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, visit Aberdeen's Closed-End Fund Investor Center at:

www.aberdeen-asset.us/cef

Or, receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com

Our closed-end funds listed in the U.S. include:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Chile Fund, Inc. (CH)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- Aberdeen Israel Fund, Inc. (ISL)
- Aberdeen Latin America Equity Fund, Inc. (LAQ)

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

December 10, 2010

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2010. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 18.6% over the year ended October 31, 2010 and 9.6% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 14.2% over the year, from $6.04 on October 31, 2009 to $6.90 on October 31, 2010. The Fund’s share price on October 31, 2010 represented a discount of 5.1% to the NAV per share of $7.27 on that date, compared with a discount of 7.5% to the NAV per share of $6.53 on October 31, 2009. At the date of this letter, the share price was $6.75 representing a discount of 6.0% to the NAV per share of $7.18.

Portfolio Allocation

As of October 31, 2010, the Fund held 44.2% of its total investments in Australian debt securities, 54.5% in Asian debt securities and 1.3% in U.S. debt securities.

Of the Fund’s total investments, 35.3% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 36.6%. The rest of the Fund’s currency exposure was 44.4% Australian Dollar and 19.0% in various Asian currencies.

Credit Quality

As of October 31, 2010, 64.7% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2010 totaled 42 cents per share. Based on the share price of $6.90 on October 31, 2010, the distribution rate over the twelve months then ended was 6.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 8, 2010, the Board of Directors authorized a monthly distribution of 3.5 cents per share, payable on January 14, 2011 to common shareholders of record as of December 30, 2010.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 16, 2010 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in June 2011.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2010, and the fiscal year ended October 31, 2009 the Fund repurchased 0 and 753,400 shares, respectively.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for a 364 day term on April 15, 2010. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board continues to evaluate the use of leverage for the Fund. In December 2008, the Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and The Fund’s policy is to provide investors with a stable monthly

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2010, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Dividend Reinvestment and Direct Stock Purchase Plan

As part of a broad effort to enhance available services to Shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent. For both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

The new Plan has similar features to the previous Dividend Reinvestment Plan that was administered by The Bank of New York Mellon, the Fund’s former transfer agent, but it also offers some enhancements that enable investors to purchase initial shares through the Plan as a new investor, authorize recurring monthly purchases through the automatic investment feature and purchase shares over the Internet at www.computershare.com/aberdeen or by check.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	mailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2010, consisted of 100% net investment income.

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2010, the Fund’s share price was $6.90, which represented a discount of 5.1% to the NAV per share of $7.27. As of December 10, 2010, the share price was $6.75, representing a discount of 6.0% to the NAV per share of $7.18.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s current portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will also reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes covenants. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”), or Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain an NAV of no less than $1 billion.

Prices and availability of leverage are extremely volatile in the current market environment. The Board continues to evaluate the use of leverage for the Fund and will explore other forms of

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

leverage. In December 2008, the Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a fund depends upon the costs of the agreements; coupled with the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund entered into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On March 26, 2010, the Fund entered into a new interest rate swap agreement with an aggregate notional amount of Hong Kong dollars (“HKD”) 53.0 million. As of October 31, 2010, the Fund held interest rate swap agreements with an aggregate notional amount of $412.5 million, HKD 127.0 million, and Thailand Baht (“THB”) 695.0 million which represented 75% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The HKD agreement receives the three month HKD-HIBOR rate. The THB agreement received the six month Thai Baht Fixing rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2010	Amount (in millions)		Fixed Rate Payable (%)
54 months	HKD	53.0	2.3250
48 months	HKD	74.0	2.5050
44 months		$144.0	3.0125
44 months		$22.5	2.9600
24 months	THB	695.0	3.2300
18 months		$130.0	1.8170
6 months		$116.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Economic Review

The twelve month period covered by this report generally proved to be a positive one for investors. Asia-Pacific bond markets posted strong returns over the 12 months ending October 2010 as loose global monetary conditions fueled substantial inflows into the region. Fears that Greece’s debt woes would spill into the core European economies, concerns about U.S. financial regulatory reform and the prospect of a slowdown in China drove investors to the relative safety of U.S. Treasuries, which pushed yields down to record lows. Towards the end of the period, optimism over a second round of quantitative easing in the U.S. gave regional bond markets a further boost, but volatility grew due to uncertainty over the extent and duration of asset purchases.

On the economic front, the deleveraging West trailed further behind fast-growing counterparts in Asia. China’s GDP grew above 10% year-over-year in the first two quarters of 2010, undeterred by the government’s efforts to scale back lending and cool the property market. Australia’s employment data and housing prices remained robust encouraging the Reserve Bank of Australia to continue hiking official interest rates, in stark contrast to the happenings in the U.S. and Europe. Elsewhere, the export-dependent economies of Singapore, Hong Kong and Taiwan, which had contracted sharply in 2008 and early 2009, rebounded quickly.

Against this backdrop, many Asian central banks began to normalize monetary policy. India, Australia and Malaysia hiked rates first to either normalize policy settings or to rein in inflation, while Korea, Taiwan and Thailand followed suit in May. Unsurprisingly, investors poured money into the region in search of yield, growth and safety. With markets flush with overseas cash, the spectre of property bubbles loomed in China and Hong Kong, despite the raft of anti-speculation regulatory measures that soon followed. The influx of money from offshore into the region caused those currencies to appreciate sharply against the U.S. dollar, threatening the export-dependent economies in the region and compelling governments to step up currency intervention.

On the currency front, China took centre stage, coming under fire for keeping the Renminbi artificially weak and giving its exports an unfair advantage. The currency’s 2% gain since Beijing removed the U.S. dollar peg in June has done little to silence critics, who deem the change meaningless in the context of what is seen as a huge global trade imbalance. However, other less managed currencies such as

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

the Australian Dollar, THB and Philippine Peso each enjoyed significant gains against the U.S. dollar of around 8-12%. These returns further boosted the local currency bond market returns throughout the region. For example, the Australian bond market, as measured by the UBS Composite (All Maturities) Bond index, returned around 7.4% in local Australian currency terms.

The U.S. dollar Asian bond markets also performed strongly during the period under review. Declining U.S. treasury yields and a small narrowing of credit spreads resulted in a return of around 15% during the past year, as represented by the Merrill Lynch Asian Dollar

Index. Of note, high yield issues returned around 21.3% while investment grade issues returned around 11.4%.

Finally, Asian bonds issued in local currency across the region also produced strong returns with the HSBC Local Currency Asian Bond Index returning around 14.6% in U.S. dollar terms. Strong returns from sovereign issues from Indonesia and the Philippines, together with strength in their respective currencies against the weaker U.S. dollar helped boost the total returns from the region during the period under review.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2010, 64.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2010, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2010	26.8	12.9	25.0	12.7	19.8	2.8
April 30, 2010	31.8	11.1	25.0	11.0	18.0	3.1
October 31, 2009	30.4	10.8	32.3	9.9	15.5	1.1

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	United States %
October 31, 2010	44.2	54.5	1.3
April 30, 2010	42.7	53.6	3.7
October 31, 2009	48.0	48.6	3.4

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
October 31, 2010	44.4	19.0	36.6
April 30, 2010	42.7	20.8	36.5
October 31, 2009	48.0	18.7	33.3

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 36.3% on October 31, 2010, 38.9% on April 30, 2010, and 34.2% on October 31, 2009.

Maturity Composition

As of October 31, 2010, the average maturity of the Fund’s total investments was 7.2 years, compared with 6.6 years at October 31, 2009. The following table shows the maturity composition of the Fund’s investments as of October 31, 2010, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2010	24.5	27.2	31.5	16.8
April 30, 2010	28.4	24.7	34.9	12.0
October 31, 2009	30.0	26.5	32.9	10.6

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2010	April 30, 2010	October 31, 2009
Australia
90 day bank bills	4.87%	4.63%	3.94%
10 year bonds	5.20%	5.71%	5.54%
Australian Dollar	$0.98	$0.93	$0.90
Malaysia
90 day T-bills	2.89%	2.58%	2.04%
10 year bonds	3.82%	4.06%	4.28%
Malaysian Ringgit*	~~R~~3.11	~~R~~3.18	~~R~~3.41
New Zealand
90 day bank bills	3.21%	2.75%	2.81%
10 year bonds	5.24%	5.91%	5.73%
New Zealand Dollar	$0.76	$0.73	$0.72
Philippines
90 day T-bills	3.83%	4.14%	4.07%
10 year bonds	5.96%	8.11%	7.95%
Philippines Peso*	~~P~~43.02	~~P~~44.46	~~P~~47.62
Singapore
90 day T-bills	0.29%	0.33%	0.43%
10 year bonds	1.98%	2.67%	2.55%
Singapore Dollar*	~~S~~$1.29	~~S~~$1.37	~~S~~$1.40
South Korea
90 day T-bills	2.38%	2.15%	2.20%
10 year bonds	4.36%	4.82%	5.43%
South Korean Won*	~~W~~1,125.25	~~W~~1,108.35	~~W~~1,182.25
Thailand
90 day deposits	1.00%	0.75%	0.75%
10 year bonds	3.2%	3.53%	4.34%
Thai Baht*	~~B~~29.98	~~B~~32.36	~~B~~33.43
US$ Bonds**
Hong Kong	1.73%	0.93%	1.42%
Malaysia	0.93%	1.30%	1.74%
Philippines	3.72%	5.11%	5.69%
South Korea	2.77%	3.88%	4.41%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—(127.4%)
	AUSTRALIA—(55.8%)
AUD	8,000	AMP Group Finance Services Ltd., 9.00%, 5/16/11	$7,954,687
AUD	2,500	APT Pipelines Ltd., 7.75%, 7/22/20	2,372,323
AUD	10,000	Asian Development Bank, 6.25%, 3/05/20	9,995,968
AUD	17,000	Asian Development Bank, 7.125%, 3/19/13	17,317,277
AUD	7,000	Australia & New Zealand Banking Group Ltd., 6.25%, 5/23/11 (a)(b)	6,857,604
AUD	7,000	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/14	6,949,233
AUD	22,500	Australia & New Zealand Banking Group Ltd., 8.50%, 4/22/13	23,315,541
AUD	79,820	Australia Government Bond, 5.75%, 7/15/22	81,290,945
AUD	4,000	Australian Prime Pty Fund Retail, 8.25%, 7/30/12	3,981,863
AUD	8,000	AXA SA, 6.26%, 10/26/16 (a)(b)	6,025,013
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	7,125,667
AUD	3,200	Barclays Bank PLC, 6.75%, 8/13/12	3,148,258
AUD	21,460	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	21,889,735
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/14	3,797,167
AUD	4,300	CFS Retail Property Trust, 7.25%, 5/02/16	4,200,502
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	14,058,662
AUD	28,400	Commonwealth Bank of Australia, 8.50%, 6/24/11	28,399,805
AUD	9,300	Council Of Europe Development Bank, 6.25%, 1/23/12	9,210,937
AUD	3,617	Crusade Global Trust, 5.0317%, 10/16/11 (a)(b)	3,505,249
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,403,722
AUD	3,600	ELM BV for Swiss Reinsurance Co., 7.635%, 5/25/17 (a)(b)	2,854,963
AUD	12,500	Eurofima, 6.50%, 8/22/11	12,380,849
AUD	8,700	General Electric Capital Australia Funding Pty Ltd., 6.00%, 8/17/12	8,438,394
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/13	1,349,023
AUD	4,750	General Electric Capital Australia Funding Pty Ltd., 7.00%, 10/08/15	4,660,865
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/13	3,404,186
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	3,363,853
AUD	5,000	Heritage Building Society Ltd., 5.285%, 12/05/11 (a)(b)	4,512,876
AUD	5,000	Hypo Real Estate Bank International AG, 4.97%, 2/22/11 (b)	4,751,788
AUD	24,500	Hypo Real Estate Bank International AG, 6.25%, 8/16/11	23,963,000
AUD	1,300	ING Bank Australia Ltd., 5.75%, 8/28/13	1,286,361
AUD	10,000	ING Bank Australia Ltd., 7.00%, 4/24/12	9,893,258
AUD	17,100	International Finance Corp., 5.75%, 7/28/20	16,485,314
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	6,250,402
AUD	5,700	Kreditanstalt fuer Wiederaufbau, 6.25%, 12/04/19	5,640,832
AUD	20,000	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	19,986,933
AUD	17,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	16,966,885
AUD	8,500	Leighton Finance Ltd., 9.50%, 7/28/14	8,514,670
AUD	4,000	Macquarie Bank Ltd., 5.1017%, 5/31/12 (a)(b)	3,704,628
AUD	6,200	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	5,788,133
AUD	6,000	Merrill Lynch & Co., 6.75%, 3/12/14	5,751,702
AUD	11,500	Monumental Global Funding Ltd., 6.50%, 11/08/11	11,254,123
AUD	9,300	National Australia Bank Ltd., 8.25%, 5/20/13	9,594,457
AUD	3,500	National Capital Trust III, 5.9617%, 9/30/16 (a)(b)	2,911,075
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/16 (a)(b)	2,098,661
AUD	16,500	New South Wales Treasury Corp., 6.00%, 4/01/16	16,502,120
AUD	14,000	New South Wales Treasury Corp., 7.00%, 12/01/10	13,741,085
AUD	5,419	Progress Trust, 4.80%, 8/25/36 (a)(b)	5,157,476
AUD	3,704	Puma Finance Ltd., 5.5267%, 10/24/12 (a)(b)	3,588,567
AUD	77,800	Queensland Treasury Corp., 5.75%, 11/21/14	76,945,926
AUD	81,950	Queensland Treasury Corp., 6.00%, 10/14/15	82,641,401
AUD	41,490	Queensland Treasury Corp., 6.00%, 6/14/21	41,844,922
AUD	6,280	Queensland Treasury Corp., 6.25%, 2/21/20	6,341,288

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	5,000	Rabobank Capital Funding Trust, 5.6817%, 12/31/14 (a)(b)(c)	$4,253,299
AUD	5,000	Rabobank Capital Funding Trust VI, 6.415%, 12/31/14 (a)(b)(c)	4,364,924
AUD	15,000	Royal Bank of Scotland NV, 6.50%, 5/17/13 (a)(b)	12,174,385
AUD	5,000	Royal Bank of Scotland PLC, 5.7267%, 1/27/11 (a)(b)	4,314,294
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (b)	4,359,969
AUD	5,000	SNS Bank NV, 5.18%, 11/08/11 (a)(b)	4,269,322
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 8/12/15	5,862,311
AUD	15,000	SPI Electricity & Gas Australia Holdings Pty Ltd., 6.50%, 11/03/11	14,764,991
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	31,267,402
AUD	8,500	Stockland Trust Management Ltd., 8.50%, 2/18/15	8,745,897
AUD	5,000	Suncorp Metway Insurance Ltd., 6.75%, 9/23/14 (a)(b)	4,252,373
AUD	4,000	Suncorp Metway Insurance Ltd., 6.75%, 10/06/16 (a)(b)	3,077,552
AUD	5,000	Suncorp Metway Insurance Ltd., 8.75%, 5/30/11	4,977,676
AUD	3,500	Sydney Airport Finance Co. Pty Ltd., 6.25%, 11/21/11 (a)	3,419,579
AUD	16,500	Telstra Corp. Ltd., 7.25%, 11/15/12	16,622,086
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/20/15	2,116,210
AUD	2,500	The Goldman Sachs Group, 6.35%, 4/12/16	2,323,003
AUD	5,000	Transurban Finance Co. Pty Ltd., 6.50%, 9/15/11	4,896,252
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 3/24/14	2,946,223
AUD	41,000	Treasury Corp. of Victoria, 5.75%, 11/15/16	40,598,907
AUD	13,120	Treasury Corp. of Victoria, 6.00%, 6/15/20	13,099,861
AUD	5,150	Treasury Corp. of Victoria, 6.00%, 10/17/22	5,139,469
AUD	26,440	Treasury Corp. of Victoria, 6.25%, 10/15/12	26,450,437
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/13	6,939,406
AUD	8,500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	8,368,555
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/12	3,462,500
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	9,128,438
AUD	7,000	Western Australia Treasury Corp., 7.00%, 4/15/11	6,926,378
AUD	63,350	Western Australia Treasury Corp., 8.00%, 6/15/13	66,218,965
AUD	4,600	Westpac Banking Corp., 7.25%, 9/24/12	4,620,516
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/16	4,010,132
AUD	9,000	Westpac Banking Corp., 8.25%, 4/18/11	8,940,166
AUD	4,975	Westpac Securitisation Trust, 4.85%, 5/21/14 (a)(b)	4,734,168
AUD	2,700	Woolworths Ltd., 6.00%, 3/14/11	2,649,502
AUD	2,000	WOT CMBS Pty Ltd., 5.15%, 5/16/13 (b)	1,890,676
			1,058,555,998
	CANADA—(0.1%)
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,218,591
	CHINA—(4.2%)
USD	8,050	Agile Property Holdings Ltd., Series REGS, 10.00%, 11/14/13 (a)(c)	8,673,875
USD	9,850	Central China Real Estate Ltd., Series REGS, 12.25%, 10/20/13 (a)(c)	10,391,750
USD	14,765	CFG Investment SAC, Series REGS, 9.25%, 12/19/10 (a)(c)	15,410,969
USD	12,150	Country Garden Holdings Co., Series REGS, 11.75%, 9/10/14 (a)(c)	13,273,875
USD	7,750	Parkson Retail Group Ltd., 7.125%, 11/03/10 (a)	8,024,079
USD	3,300	Sino-Forest Corp., Series REGS, 6.25%, 10/21/17 (c)	3,295,684
USD	5,550	Sino-Forest Corp., Series REGS, 10.25%, 7/28/14 (c)	6,361,687
USD	5,100	Xinao Gas Holdings Ltd., 7.375%, 8/05/12	5,326,996
USD	8,490	Yanlord Land Group Ltd., Series REGS, 9.50%, 5/04/14 (a)(c)	8,840,212
			79,599,127

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HONG KONG—(11.6%)
USD	26,300	Fita International Ltd., 7.00%, 2/10/20	$27,638,933
USD	29,100	Henson Finance Ltd., 5.50%, 9/17/19 (a)	29,900,250
HKD	138,500	Hong Kong Government Bond, 1.67%, 3/24/14	18,503,653
HKD	135,000	Hong Kong Government Bond, 1.69%, 12/22/14	17,986,398
HKD	143,000	Hong Kong Government Bond, 4.13%, 2/22/13	20,010,277
HKD	74,000	Hong Kong Government Bond, 4.53%, 6/18/12	10,186,257
USD	18,450	Hong Kong Land Finance Cayman Island Co. Ltd., 4.50%, 10/07/25	17,658,495
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/33 (c)	2,436,737
USD	1,600	Hutchison Whampoa International Ltd., Series REGS, 4.625%, 9/11/15 (c)	1,726,400
USD	23,100	Hutchison Whampoa International Ltd., Series REGS, 7.625%, 4/09/19 (c)	28,739,611
USD	4,750	Sun Hung Kai Properties Capital Market Ltd., 4.00%, 11/02/20	4,684,117
USD	18,000	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/19	19,555,056
USD	20,350	Wing Hang Bank Ltd., 6.00%, 4/20/17 (a)(b)	20,357,367
			219,383,551
	INDIA—(5.0%)
USD	9,100	ICICI Bank Ltd., Series REGS, 5.50%, 3/25/15 (c)	9,551,178
USD	13,100	ICICI Bank Ltd., Series REGS, 6.375%, 4/30/17 (a)(b)(c)	13,100,524
USD	8,900	ICICI Bank UK PLC, 1.7585%, 12/01/11 (a)(b)	7,722,699
INR	1,638,700	India Government Bond, 7.02%, 8/17/16	35,383,010
USD	8,000	India Government Bonds, Deutsche Bank AG London Credit-Linked Notes, 5.865%, 7/22/19 (b)	7,869,153
INR	200,000	National Bank For Agriculture and Rural Development, 9.50%, 10/15/12	4,591,289
USD	9,600	NTPC Ltd., 5.875%, 3/02/16	10,671,427
INR	200,000	Power Finance Corp. Ltd., 7.10%, 7/15/12	4,414,316
INR	76,000	Power Finance Corp. Ltd., 7.89%, 9/15/12	1,697,182
			95,000,778
	INDONESIA—(10.8%)
USD	800	Adaro Indonesia PT, Series REGS, 7.625%, 10/22/14 (a)(c)	889,000
USD	15,750	Bank CIMB Niaga Tbk, 7.375%, 11/22/11 (a)(b)	16,023,357
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/15 (b)	20,964,923
USD	4,100	Indonesia Government International Bond, Series REGS, 5.875%, 3/13/20 (c)	4,756,000
USD	17,000	Indonesia Government International Bond, Series REGS, 6.625%, 2/17/37 (c)	20,558,253
USD	16,500	Indonesia Government International Bond, Series REGS, 11.625%, 3/04/19 (c)	25,575,000
IDR	42,160,000	Indonesia Treasury Bill, Zero Coupon, 3/03/11	4,627,812
IDR	49,850,000	Indonesia Treasury Bond, 10.00%, 10/15/11	5,818,609
IDR	53,500,000	Indonesia Treasury Bond, 12.00%, 9/15/11	6,323,757
IDR	13,400,000	Indonesia Treasury Bond, Series FR31, 11.00%, 11/15/20	1,854,953
IDR	25,500,000	Indonesia Treasury Bond, Series FR35, 12.90%, 6/15/22	3,965,127
IDR	101,000,000	Indonesia Treasury Bond, Series FR55, 7.375%, 9/15/16	11,646,422
USD	9,550	Indosat Palapa Co. BV, Series REGS, 7.375%, 7/29/15 (a)(c)	10,803,437
USD	13,800	Listrindo Capital BV, Series REGS, 9.25%, 1/29/13 (a)(c)	15,613,182
USD	2,600	Majapahit Holding BV, 7.25%, 6/28/17 (c)	3,039,730
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (c)	2,676,750
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (c)	3,103,125
USD	21,500	Perusahaan Penerbit SBSN, 8.80%, 4/23/14 (c)	25,867,467
USD	19,700	Prime Dig Pte. Ltd., Series REGS, 11.75%, 11/03/12 (a)(c)	20,438,750
			204,545,654
	MALAYSIA—(7.9%)
USD	11,100	AMBB Capital (L) Ltd., 6.77%, 1/27/16 (a)(b)	11,257,110
MYR	16,900	Malaysian Government Bond, 4.378%, 11/29/19	5,655,501

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	MALAYSIA (continued)
MYR	41,240	Malaysian Government Bond, Series 0210, 4.012%, 9/15/17	$13,500,702
MYR	76,163	Malaysian Government Bond, Series 1/06, 4.262%, 9/15/16	25,381,604
MYR	96,000	Malaysian Government Bond, Series 2/04, 5.094%, 4/30/14	32,589,956
MYR	26,900	Malaysian Government Bond, Series 3/03, 3.702%, 2/25/13	8,740,620
USD	14,350	PETRONAS Capital Ltd., Series REGS, 5.25%, 8/12/19 (c)	15,895,753
USD	16,900	PETRONAS Global Sukuk Ltd., Series REGS, 4.25%, 8/12/14 (c)	17,919,932
USD	4,450	Public Bank Bhd, 6.84%, 8/22/16 (a)(b)	4,659,448
USD	5,700	SBB Capital Corp., 6.62%, 11/02/15 (a)(b)	5,872,037
USD	7,900	TNB Capital (L) Ltd., Series REGS, 5.25%, 5/05/15 (c)	8,689,961
			150,162,624
	NEW ZEALAND—(0.1%)
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,565,988
	PHILIPPINES—(8.7%)
USD	14,600	Alliance Global Group Inc., 6.50%, 8/18/17	14,622,630
USD	7,000	National Power Corp., Series REGS, 6.875%, 11/02/16 (c)	8,195,572
PHP	592,000	Philippine Government Bond, Series 1042, 9.125%, 9/04/16	16,429,073
PHP	487,000	Philippine Government Bond, Series 5-67, 6.25%, 1/27/14	11,827,987
PHP	338,000	Philippine Government Bond, Series 7-48, 7.00%, 1/27/16	8,606,728
USD	1,700	Philippine Government International Bond, 6.375%, 10/23/34	1,967,750
USD	18,200	Philippine Government International Bond, 7.75%, 1/14/31	24,024,000
USD	6,950	Philippine Government International Bond, 8.875%, 3/17/15	8,878,625
USD	23,870	Philippine Government International Bond, 9.875%, 1/15/19	34,014,750
USD	15,879	Philippine Government International Bond, 10.625%, 3/16/25	25,574,241
USD	3,400	Philippine Government International Bond, Series OCT, 6.375%, 10/23/34	3,935,500
USD	6,250	Philippine Long Distance Telephone Co., 8.35%, 3/06/17	7,445,313
			165,522,169
	REPUBLIC OF SOUTH KOREA—(14.8%)
USD	12,600	Busan Bank, 5.50%, 3/14/12 (a)(b)	12,910,930
USD	2,620	Busan Bank, 6.00%, 10/30/12 (a)(b)	2,689,244
USD	7,400	Hana Bank, 5.375%, 4/12/12 (a)(b)	7,561,816
USD	1,950	Hana Funding Ltd., 8.748%, 12/17/12 (a)(b)	2,084,359
USD	23,150	Hyundai Capital Services, Inc., Series REGS, 6.00%, 5/05/15 (c)	25,611,609
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (c)	1,462,533
USD	17,300	Korea Expressway Corp., Series REGS, 4.50%, 3/23/15 (c)	18,445,779
USD	5,400	Korea Finance Corp., 3.25%, 9/20/16	5,393,250
USD	2,800	Korea Hydro & Nuclear Power Co. Ltd., Series REGS, 3.125%, 9/16/15 (c)	2,819,480
USD	17,570	Korea South-East Power Co. Ltd., Series REGS, 6.00%, 5/25/16 (c)	19,710,061
KRW	5,100,000	Korea Treasury Bond, 5.50%, 9/10/17	4,908,727
KRW	26,674,000	Korea Treasury Bond, 6.91%, 7/18/11	24,400,861
KRW	45,910,000	Korea Treasury Bond, Series 1503, 4.50%, 3/10/15	42,073,470
KRW	10,200,000	Korea Treasury Bond, Series 1509, 5.25%, 9/10/15	9,613,082
KRW	6,000,000	Korea Treasury Bond, Series 1809, 5.75%, 9/10/18	5,854,811
KRW	10,300,000	Korea Treasury Bond, Series 2006, 5.00%, 6/10/20	9,600,222
KRW	3,500,000	Korea Treasury Inflation Linked Bond, Series 2006, 2.75%, 6/10/20	3,414,072
USD	6,100	National Agricultural Cooperative Federation, 6.125%, 6/15/11 (a)(b)	6,228,350
USD	3,450	National Agricultural Cooperative Federation, Series REGS, 4.25%, 1/28/16 (c)	3,584,033
USD	10,500	Republic of Korea, 7.125%, 4/16/19	13,247,325
USD	3,950	SC First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	4,167,574
USD	11,050	SC First Bank Korea Ltd., Series REGS, 7.267%, 3/03/14 (a)(b)(c)	11,658,634
USD	16,030	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	15,950,555

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	REPUBLIC OF SOUTH KOREA (continued)
USD	3,600	Shinhan Bank, 6.819%, 9/20/16 (a)(b)	$3,732,091
USD	3,900	SK Broadband Co. Ltd., Series REGS, 7.00%, 2/01/12 (c)	4,115,268
USD	18,550	Woori Bank, Series REGS, 4.50%, 10/07/15 (c)	19,604,567
			280,842,703
	SINGAPORE—(3.9%)
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 8/24/17	2,115,598
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 9/01/14	2,314,362
USD	5,750	CMT MTN Pte. Ltd., 4.321%, 4/08/15	6,013,925
SGD	6,250	Housing & Development Board Bond, 1.55%, 10/26/12	4,887,261
SGD	2,500	Singapore Airlines Ltd., 3.22%, 7/09/20	1,950,523
SGD	25,100	Singapore Government Bond, 2.375%, 4/01/17	20,713,231
SGD	9,200	Singapore Government Bond, 2.625%, 4/01/12	7,325,178
SGD	10,000	Singapore Government Bond, 2.875%, 7/01/15	8,430,039
USD	13,250	STATS ChipPAC Ltd., Series REGS, 7.50%, 8/12/13 (a)(c)	14,541,875
SGD	6,250	Temasek Financial (I) Ltd., 3.265%, 2/19/20	4,995,760
			73,287,752
	THAILAND—(4.1%)
USD	8,300	Bangkok Bank PCL, Series REGS, 3.25%, 10/18/15 (c)	8,241,485
USD	4,800	Bangkok Bank PCL, Series REGS, 4.80%, 10/18/20 (c)	4,746,048
USD	900	Bangkok Bank PCL, Series REGS, 9.025%, 3/15/29 (c)	1,146,900
USD	11,800	Bangkok Bank PCL, Series REGS, 9.025%, 3/15/29 (c)	15,037,129
USD	5,300	Kasikornbank PCL, Series REGS, 8.25%, 8/21/16 (c)	6,146,431
USD	13,650	PTTEP Australia International Finance Pty Ltd., Series REGS, 4.152%, 7/19/15 (c)	14,091,987
THB	73,000	Thailand Government Bond, 3.625%, 5/22/15	2,516,296
THB	285,000	Thailand Government Bond, 3.875%, 6/13/19	10,085,949
THB	137,000	Thailand Government Bond, 4.125%, 11/18/16	4,850,307
THB	264,000	Thailand Government Bond, 5.25%, 5/12/14	9,572,334
THB	30,000	Thailand Government Bond, 5.85%, 3/31/21	1,223,745
			77,658,611
	UNITED STATES—(0.4%)
AUD	7,200	Bank of America Corp., 6.75%, 9/09/13	6,988,156
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	1,551,067
			8,539,223
		Total Long-Term Investments (cost $2,150,919,736)	2,415,882,769
	SHORT-TERM INVESTMENT—(1.3%)
	UNITED STATES—(1.3%)
USD	23,890	Repurchase Agreement, State Street Bank & Trust Co., 0.11% dated 10/29/10, due 11/01/10 in the amount of $23,890,219, (collateralized by U.S. Treasury Bond, 4.50% due 08/15/39; value of $24,368,897)	23,890,000
USD	1,399	Time Deposit, State Street Bank & Trust Co., 0.01%, 11/01/10	1,399,000
			25,289,000
		Total Short-Term Investment (cost $25,289,000)	25,289,000
		Total Investments—128.7% (cost $2,176,208,736)	2,441,171,769

		Liabilities in Excess of Other Assets—(28.7)%	(543,990,750)
		Net Assets—100.0%	$1,897,181,019

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

AUD—Australian Dollar	INR—Indian Rupee	PHP—Philippine Peso	USD—U.S. Dollar
CNY—Yuan Renminbi	KRW—South Korean Won	SGD—Singapore Dollar
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	THB—Thai Baht
IDR—Indonesian Rupiah	NZD—New Zealand Dollar	TWD—New Taiwanese Dollar

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2010.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $489,574,030 or 25.81% of net assets applicable to common shareholders.

At October 31, 2010, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bond 6%—3 year	UBS	(844)	12/15/10	$111,752
Australian Treasury Bond 6%—10 year	UBS	701	12/15/10	(830,826)
United States Treasury Note 6%—2 year	UBS	38	12/31/10	42,067
United States Treasury Note 6%—5 year	UBS	45	12/31/10	82,863
United States Treasury Note 6%—5 year	UBS	(163)	12/31/10	(297,093)
United States Treasury Note 6%—10 year	UBS	(272)	12/21/10	(296,983)
United States Treasury Bond 6%—30 year	UBS	9	12/21/10	(14,646)
				$(1,202,866)

At October 31, 2010, the Fund’s open forward foreign currency contracts* were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts
Chinese Yuan Renminbi/United States Dollar
11/02/10	Standard Chartered Bank	CNY196,344,500	USD29,000,000	$29,428,132	$428,132
12/07/10	Bank of America	CNY6,106,050	USD900,000	920,153	20,153
01/28/11	Credit Suisse	CNY51,367,000	USD7,750,000	7,790,001	40,001
01/28/11	Royal Bank of Canada	CNY251,911,450	USD38,100,000	38,203,331	103,331
04/12/11	JPMorgan Chase	CNY56,265,750	USD8,500,000	8,591,620	91,620
05/18/11	JPMorgan Chase	CNY25,999,350	USD3,900,000	3,980,988	80,988
08/02/11	State Street	CNY194,024,500	USD29,000,000	29,622,889	622,889
Indian Rupee/United States Dollar
12/02/10	Standard Chartered Bank	INR37,808,000	USD800,000	848,474	48,474
01/18/11	Royal Bank of Canada	INR53,940,000	USD1,200,000	1,203,212	3,212
05/02/11	Standard Chartered Bank	INR235,005,300	USD5,130,000	5,176,328	46,328
Indonesian Rupiah/United States Dollar
12/15/10	JPMorgan Chase	IDR27,169,400,000	USD3,050,000	3,037,013	(12,987)
01/24/11	Goldman Sachs	IDR35,321,000,000	USD3,800,000	3,939,350	139,350
03/07/11	Standard Chartered Bank	IDR1,845,000,000	USD200,000	205,036	5,036
08/19/11	Standard Chartered Bank	IDR58,687,500,000	USD6,250,000	6,406,856	156,856

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2010

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit/United States Dollar
01/27/11	Royal Bank of Canada	MYR19,267,700	USD6,200,000	$6,196,279	$(3,721)
New Taiwan Dollar/United States Dollar
11/08/10	Bank of America	TWD1,226,400,000	USD40,000,000	40,070,574	70,574
Philippine Peso/United States Dollar
02/25/11	State Street	PHP97,152,000	USD2,200,000	2,251,788	51,788
02/25/11	Standard Chartered Bank	PHP13,821,000	USD300,000	320,343	20,343
02/25/11	JPMorgan Chase	PHP223,150,000	USD5,000,000	5,172,168	172,168
04/12/11	Royal Bank of Canada	PHP471,474,080	USD10,780,000	10,899,096	119,096
Singapore Dollar/United States Dollar
01/28/11	Bank of America	SGD3,676,596	USD2,800,000	2,840,825	40,825
01/28/11	Standard Chartered Bank	SGD22,576,800	USD17,250,000	17,444,599	194,599
South Korean Won/United States Dollar
01/28/11	Deutsche Bank	KRW35,444,685,000	USD30,700,000	31,476,010	776,010
01/28/11	Standard Chartered Bank	KRW1,235,300,000	USD1,100,000	1,096,986	(3,014)
Thai Baht/United States Dollar
11/04/10	State Street	THB80,625,000	USD2,500,000	2,694,603	194,603
11/04/10	Standard Chartered Bank	THB63,346,000	USD2,000,000	2,117,114	117,114
11/04/10	JPMorgan Chase	THB66,192,000	USD2,100,000	2,212,231	112,231
01/28/11	JPMorgan Chase	THB232,712,000	USD7,600,000	7,767,557	167,557
01/28/11	Standard Chartered Bank	THB96,064,000	USD3,200,000	3,206,464	6,464
03/07/11	Standard Chartered Bank	THB202,735,000	USD6,500,000	6,764,015	264,015
Total Purchase Contracts				$281,884,035	$4,074,035
Sale Contracts
United States Dollar/Chinese Yuan Renminbi
11/02/10	Standard Chartered Bank	USD29,345,444	CNY196,344,500	29,428,132	(82,688)
04/12/11	State Street	USD8,500,000	CNY57,196,500	8,733,743	(233,743)
United States Dollar/Hong Kong Dollar
01/28/11	JPMorgan Chase	USD65,000,000	HKD503,997,000	65,060,960	(60,960)
United States Dollar/Indian Rupee
12/02/10	State Street	USD7,600,000	INR339,720,000	7,623,878	(23,878)
12/02/10	UBS	USD9,550,000	INR445,285,500	9,992,942	(442,942)
United States Dollar/Indonesian Rupiah
11/23/10	Goldman Sachs	USD13,000,000	IDR117,000,000,000	13,089,445	(89,445)
12/15/10	State Street	USD6,500,000	IDR58,188,000,000	6,504,291	(4,291)
12/15/10	JPMorgan Chase	USD500,000	IDR4,473,500,000	500,051	(51)
01/24/11	Credit Suisse	USD3,800,000	IDR34,846,000,000	3,886,373	(86,373)
08/02/11	Royal Bank of Canada	USD5,400,000	IDR49,653,000,000	5,431,306	(31,306)
United States Dollar/Malaysian Ringgit
11/08/10	JPMorgan Chase	USD500,000	MYR1,566,500	503,892	(3,892)
01/27/11	JPMorgan Chase	USD30,690,000	MYR95,446,980	30,694,689	(4,689)
01/27/11	Standard Chartered Bank	USD4,450,000	MYR13,782,095	4,432,169	17,831
United States Dollar/New Taiwan Dollar
01/18/11	Standard Chartered Bank	USD4,000,000	TWD126,320,000	4,155,849	(155,849)
02/08/11	State Street	USD2,000,000	TWD63,400,000	2,089,124	(89,124)
03/07/11	State Street	USD4,600,000	TWD145,728,000	4,812,027	(212,027)
United States Dollar/Philippine Peso
12/07/10	State Street	USD12,400,000	PHP547,776,000	12,742,991	(342,991)
04/12/11	Standard Chartered Bank	USD400,000	PHP17,364,000	401,405	(1,405)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2010

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Singapore Dollar
12/07/10	State Street	USD2,000,000	SGD2,694,340	$2,081,790	$(81,790)
01/28/11	Hong Kong & Shanghai Banking	USD2,200,000	SGD2,858,691	2,208,848	(8,848)
United States Dollar/South Korean Won
11/08/10	JPMorgan Chase	USD1,200,000	KRW1,415,640,000	1,259,041	(59,041)
12/02/10	JPMorgan Chase	USD6,300,000	KRW7,283,430,000	6,471,284	(171,284)
12/02/10	Bank of America	USD4,400,000	KRW4,961,440,000	4,408,210	(8,210)
01/28/11	Standard Chartered Bank	USD47,380,000	KRW53,056,124,000	47,115,529	264,471
01/28/11	Hong Kong & Shanghai Banking	USD4,300,000	KRW4,855,560,000	4,311,892	(11,892)
United States Dollar/Thai Baht
11/04/10	State Street	USD9,450,000	THB300,226,500	10,034,000	(584,000)
Total Sale Contracts				$287,973,861	$(2,508,417)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2010, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
HKD	74,000,000	10/16/14	UBS	Receive	3-Month HIBOR Index	2.51%	$(546,085)
HKD	53,000,000	03/26/15	Deutsche Bank	Receive	3-Month HIBOR Index	2.33%	(340,264)
THB	695,000,000	10/29/12	UBS	Receive	6-Month Thai Baht	3.23%	(603,676)
USD	116,000,000	04/21/11	Deutsche Bank	Receive	3-Month LIBOR Index	1.47%	(661,507)
USD	130,000,000	04/21/12	Deutsche Bank	Receive	3-Month LIBOR Index	1.82%	(2,712,065)
USD	144,000,000	06/30/14	Deutsche Bank	Receive	3-Month LIBOR Index	3.01%	(12,195,322)
USD	22,500,000	06/30/14	Merrill Lynch	Receive	3-Month LIBOR Index	2.96%	(1,858,776)
							$(18,917,695)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2010

Assets
Investments, at value (cost $2,176,208,736)	$2,441,171,769
Foreign currency, at value (cost $25,353,165)	25,314,303
Cash	2,426
Cash at broker for financial futures	11,097,530
Cash at broker for interest rate swap agreements	17,540,058
Interest receivable	36,787,317
Receivable for investments sold	5,869,099
Unrealized appreciation on forward foreign currency exchange contracts	4,376,059
Prepaid expenses and other assets	696,476
Total assets	2,542,855,037

Liabilities
Bank loan payable (Note 6)	600,000,000
Unrealized depreciation on interest rate swaps	18,917,695
Payable for investments purchased	10,884,503
Dividends payable	9,134,111
Unrealized depreciation on forward foreign currency exchange contracts	2,810,441
Variation margin payable for futures contracts	1,202,866
Investment management fee payable	1,309,593
Interest payable on bank loan	509,833
Administration fee payable	265,994
Accrued expenses	638,982
Total liabilities	645,674,018

Net Assets	$1,897,181,019

Composition of Net Assets
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,637,797,386
Accumulated net investment income	69,884,126
Accumulated net realized loss on investments transactions	(168,612,404)
Net unrealized appreciation on investments, futures and swaps	63,652,872
Accumulated net realized foreign exchange gains	107,960,689
Net unrealized foreign exchange and forward foreign currency contract gain	183,888,593
Net Assets	$1,897,181,019
Net asset value per common share based on 260,975,744 shares issued and outstanding	$7.27

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2010

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $1,902,225)	$128,252,093
Other income	325,856
128,577,949

Expenses
Investment management fee	12,266,493
Administration fee	2,657,305
Bank loan fees and expenses	2,754,007
Custodian’s fees and expenses	896,313
Insurance expense	473,460
Reports to shareholders and proxy solicitation	429,767
Investor relations fees and expenses	386,151
Directors’ fees and expenses	306,977
Legal fees and expenses	216,346
Transfer agent’s fees and expenses	180,701
Independent auditors’ fees and expenses	100,525
Miscellaneous	192,387
Total operating expenses, excluding interest expense	20,860,432
Interest expense (Note 6)	12,334,333
Total operating expenses	33,194,765

Net investment income	95,383,184

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions (including $329,805 capital gains tax)	50,659,902
Interest rate swaps	(6,605,437)
Futures contracts	(727,718)
Forward and spot foreign currency exchange contracts	(8,704,857)
Foreign currency transactions	77,783,954
112,405,844

Net change in unrealized appreciation/depreciation on:
Investments	59,549,171
Interest rate swaps	(11,914,995)
Futures contracts	78,954
Forward foreign currency exchange contracts.	1,681,929
Foreign currency translation	46,254,634
95,649,693
Net gain on investments, swaps, futures and foreign currencies	208,055,537
Net Increase in Net Assets Resulting from Operations	$303,438,721

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets

Operations
Net investment income	$95,383,184	$93,282,731
Net realized gain/(loss) on investment transactions, interest rate swap and futures contracts	43,326,747	(16,816,407)
Net realized gain/(loss) foreign currency transactions	69,079,097	(22,921,960)
Net change in unrealized appreciation/depreciation on investments, swaps and futures contracts	47,713,130	160,002,518
Net change in unrealized appreciation/depreciation on foreign currency translation	47,936,563	331,211,744
Net increase in total net assets resulting from operations	303,438,721	544,758,626

Distributions to Shareholders from:
Net investment income	(109,609,832)	(100,115,111)
Tax return of capital	—	(22,562,400)
Net decrease in net assets resulting from distributions	(109,609,832)	(122,677,511)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 0 and 753,400 shares of common stock, respectively	—	(3,047,193)
Total increase in net assets	193,828,889	419,033,922

Net Assets
Beginning of year	1,703,352,130	1,284,318,208
End of year accumulated net investment income (loss) of 69,884,126 and ($20,193,521), respectively)	$1,897,181,019	$1,703,352,130

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2010

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of $8,542,506)	$135,101,379
Operating expenses paid	(33,097,261)
Purchases of short-term portfolio investments, net	56,146,371
Purchases of long-term portfolio investments	(1,549,652,174)
Proceeds from sales of long-term portfolio investments	1,523,068,119
Realized loss on interest rate swap transactions	(8,347,702)
Payments on forward foreign currency exchange transactions, net	(15,192,609)
Payments made to broker for futures and interest rate swap agreements	(17,489,257)
Decrease in prepaid expenses and other assets	2,075,397
Net cash provided from operating activities	92,612,263
Cash flows from (used for) financing activities
Dividends paid to common shareholders	(109,609,872)
Net cash used for financing activities	(109,609,872)
Effect of exchange rate on cash	13,675,844
Net decrease in cash	(3,321,765)
Cash at beginning of year	28,638,494
Cash at end of year	$25,316,729

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in net assets resulting from operations	$303,438,721
Increase in investments	31,574,835
Net realized gains on investments	(50,659,902)
Net realized losses on swap transactions	6,605,437
Net realized losses on futures transactions	727,718
Net realized foreign exchange gains	(77,783,954)
Net realized losses on forward exchange (hedging)	8,704,857
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	(47,713,130)
Net change in unrealized foreign exchange (gains)/losses	(47,936,563)
Increase in interest receivable	(1,837,012)
Decrease in receivable for investments sold	31,425,219
Decrease in payable for investments purchased	(33,382,442)
Payments made to broker for futures and interest rate swap agreements	(17,489,257)
Payments on forward foreign currency exchange transactions, net	(15,192,609)
Decrease in payable for interest rate swap interest	(42,556)
Increase in payable for bank loan interest	2,889
Decrease in prepaid assets, accrued expenses and other liabilities	2,170,012
Total adjustments	(210,826,458)
Net cash provided from operating activities	$92,612,263

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2010(h) (unaudited)		For the Year Ended October 31,
				2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.53	$6.53		$4.91	$6.99	$6.46	$6.32
Net investment income	0.37	0.18		0.35	0.42	0.44	0.40
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	0.79	0.31		1.73	(2.03)	0.63	0.27
Dividends to preferred shareholders from net investment income	–	–		–	(0.06)	(0.12)	(0.11)
Total from investment operations applicable to common shareholders	1.16	0.49		2.08	(1.67)	0.95	0.56
Distributions to common shareholders from:
Net investment income	(0.42)	(0.21)		(0.38)	(0.42)	(0.26)	(0.37)
Tax return of capital	–	–		(0.09)	–	(0.16)	(0.05)
Total distributions	(0.42)	(0.21)		(0.47)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	–	–		0.01	0.01	–	–
Net asset value per common share, end of period	$7.27	$6.81		$6.53	$4.91	$6.99	$6.46
Market value, end of year	$6.90	$6.83		$6.04	$4.18	$6.29	$6.10

Total Return Investment Return Based on(b):
Market value	21.73%	16.77%		58.26%	(28.40% )	10.18%	13.43%
Net asset value	18.63%	7.85%		45.66%	(24.32% )	15.62%	9.48%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,897,181	$1,777,774		$1,703,352	$1,284,318	$1,853,448	$1,712,017
Average net assets applicable to common shareholders (000 omitted)	$1,753,665	$1,734,960		$1,457,521	$1,741,105	$1,763,579	$1,689,100
Operating expenses	1.89%	2.14%	(g)	2.20%	1.85% (d)	1.24% (d)	1.22% (d)
Operating expenses without reimbursement	1.89%	2.14%	(g)	2.22% (f)
Operating expenses, excluding interest expense	1.19%	1.30%	(g)	1.37%	1.22%	1.24%	1.22%
Net investment income	5.44%	5.36%	(g)	6.40%	5.51%	4.80%	4.65%
Portfolio turnover	67%	28%		68%	58%	32%	21%
Senior securities (loan facility) outstanding (000 omitted)	$600,000	$600,000		$600,000	$520,000	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	–		–	–	$600,000	$600,000
Asset coverage ratio on revolving credit facility at period end(e)	416%	396%		384%	347%	–	–
Asset coverage per $1,000 on revolving credit facility at period end	$4,162	$3,963		$3,839	$3,470	–	–
Asset coverage ratio on preferred stock at period end(e)	–	–		–	–	409%	385%
Asset coverage per share on preferred stock at period end	–	–		–	–	$102,227	$96,334

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on opening of the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 5.44%, 5.36%, 6.40%, 6.44%, 6.65%, 4.65%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Annualized.
(h)	The net investment income per share and ratio to net average net assets and the net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions per share for the six months ended April 30, 2010 have been restated from amounts previously reported ($0.24, 7.38% and $0.25, respectively) as no adjustment was reflected to account for bond premium amortization. To properly reflect the accounting for bond premium amortization in accordance with GAAP, the figures have now been restated. These adjustments had no impact on NAV, total return or the other per share information or ratios.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board of Directors. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the year ended October 31, 2010, there have been no significant changes to the valuation procedures approved by the Board of Directors.

The Fund is required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a current transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Australia	$–	$1,058,555,998	$–
Canada	–	1,218,591	–
China	–	79,599,127	–
Hong Kong	–	219,383,551	–
India	–	95,000,778	–
Indonesia	–	204,545,654	–
Malaysia	–	150,162,624	–
New Zealand	–	1,565,988	–
Philippines	–	165,522,169	–
Republic of South Korea	–	280,842,703	–
Singapore	–	73,287,752	–
Thailand	–	77,658,611	–
United States	–	8,539,223	–
Total Fixed Income Investments	–	2,415,882,769	–
Short-Term Investments	–	25,289,000	–
Total Investments	$–	$2,441,171,769	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	236,682	–	–
Forward Foreign Currency Exchange Contracts	–	4,376,059	–
Total Other Financial Instruments	$236,682	$4,376,059	$–
Total Assets	$236,682	$2,445,547,828	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(18,917,695)	$–
Futures Contracts	(1,439,548)	–	–
Forward Foreign Currency Exchange Contracts	–	(2,810,441)	–
Total Liabilities – Other Financial Instruments	$(1,439,548)	$(21,728,136)	$–

For further information, please refer to the Portfolio of Investments that begins on page 8.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Fixed Income Investments
Beginning balance 10/31/09:	$17,312,273
Total realized gains/losses:	501,017
Change in unrealized gains/losses:	(88,200)
Sales	(17,725,090)
Transfers in and/out of Level 3:	–
Ending balance 10/31/10:	–
The amount of total gains or losses for the year included in earnings (or change in net assets) attributable to the change in unrealized gains or losses relating to assets still held at 10/31/10:	–

*	For the period ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $23,890,000 as of October 31, 2010.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Swaps:

The Fund engaged in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or as a tool to hedge the leverage. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. Swap Contracts were used to manage the interest rate risks, raise efficiency of the portfolio and to diversify the hedging of leverage.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund entered into forward contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the period the forward contracts were primarily used to both neutralize the currency exposure of the Fund relative to its benchmark and to overlay active currency decisions.

Futures Contracts:

The Fund invested in financial futures contracts (“futures contracts”) for the purpose of hedging duration of their existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

of futures contracts, interest rates and the value/market value of the underlying hedged assets. Futures Contracts were used to hedge the duration of the Fund against it’s benchmark and to manage the overall duration of the fund.

Summary of Derivative Instruments:

The Fund has adopted Accounting Standards Codification 815, “Derivatives and Hedging.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2010:

	Asset Derivatives		Liability Derivatives
	2010		2010
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$18,917,695

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	4,376,059	Unrealized depreciation on forward foreign currency exchange contracts	2,810,441

Futures contracts (market risk)*	Unrealized appreciation on futures contracts	236,682	Unrealized depreciation on futures contracts	1,439,548
Total		$4,612,741		$23,167,684

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended October 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives Not accounted for as Hedging Instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized In income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Interest rate swaps (interest rate risk)		$(6,605,437)	$(11,914,995)

Forward foreign exchange contracts (foreign exchange risk)		(9,398,799)	1,681,929

Futures contracts (market risk)		(727,718)	78,954
Total		$(16,731,954)	$(10,154,112)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2010. During the period the Fund added US Treasury Futures short positions to hedge underlying US Dollar bond exposures on declining credit spreads and rising rate hike concerns.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

(f) Credit-Linked Notes:

The Fund may invest in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end as well as further disclosures on inputs and valuation techniques used in measuring fair value for Level 2 and Level 3 securities. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date. The Fund has concluded there were no significant transfers in or out of Level 1 and Level 2.

(h) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(j) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,305,079 to the Investment Adviser during the fiscal year ended October 31, 2010. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010, the annual fee rate became 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board approved an amended Investor Relations Services Agreement, effective February 1, 2010, that includes enhanced investor relations services for the Fund. During the fiscal year ended October 31, 2010, the Fund incurred fees of approximately $386,151. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Effective September 24, 2010, Computershare Trust Company, N.A. (“Computershare”) replaced the Bank of New York Mellon Corporation as the Transfer Agent.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2010, were $1,516,269,732 and $1,490,034,504, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31, 2010	October 31, 2009
Distributions paid from:
Ordinary Income	$109,609,832	$100,115,111
Tax return of capital	—	22,562,400
Total tax character of distributions	$109,609,832	$122,677,511

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

As of October 31, 2010, the components of accumulated earning on a tax basis were as follows:

Undistributed ordinary income – net	$—
Undistributed long-term capital gains – net	—
Total undistributed earnings	$—
Capital loss carryforward and other currency gains	34,525,405*
Unrealized appreciation/(depreciation) – net	222,248,471**
Total accumulated earnings/(losses) – net	$256,773,876

*	On October 31, 2010, the Fund had a net capital loss carryforward of $92,787,982, $4,985,477 of which expires in 2013, $11,980,826 of which expires in 2014, $18,942,725 of which expires in 2015, $38,887,790 of which expires in 2016, and $17,991,164 of which expires in 2017.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,373,584,860	$92,030,288	$24,443,379	$67,586,909

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $87,161,731 has been reclassified between accumulated net realized losses on investment transactions and distributions in excess of net investment income, and $17,142,564 has been reclassified between paid-in capital and distributions in excess of net investment income as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

5. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2010, there were 260,975,744 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31,

2010 and fiscal year ended October 31, 2009, the Fund repurchased 0 shares and 753,400 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 19.7% during the fiscal year ended October 31, 2009.

6. Revolving Credit Facility

On April 14, 2010, the Fund entered into a $600 million loan facility with a syndicate of major financial institutions led by The Bank of Nova Scotia. As of October 31, 2010, the balance of the loan outstanding was $600 million, and the average interest rate on the loan facility was 2.03%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates than incurred under the line of credit. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. For the 12 months ending October 31, 2010, the impact of the leverage on the NAV attributable to shareholders was 4.1%. Bond movements made a negative contribution to the Fund while the gross yield differential and currency movements both made a positive contribution.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on April 14, 2010. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared monthly distributions of 3.5 cents per share payable on December 10, 2010 and January 14, 2011 to shareholders of record as of November 30, 2010 and December 30, 2010, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

10. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Fund.

The report of the financial statements for the Fund for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Asia-Pacific Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations and cash flows for the year then ended, and its changes in net assets, and the financial highlights for each of the years in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

Aberdeen Asia-Pacific Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2010:

Common Shareholders

Payable Date	Return of Capital†	Foreign Taxes Paid†*	Foreign Source Income**
November 13, 2009-October 15, 2010	0%	1.310%	98.43%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement (FAX)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (“Fund”) held in September, 2010, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (“Investment Sub-Adviser”) (collectively, “Agreements”). The Investment Adviser and Investment Sub-Adviser are affiliates of the Investment Manager. The Investment Manager, Investment Adviser, and Investment Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management, advisory and sub-advisory services provided to the Fund by the Advisers, the level of the management, advisory and sub-advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of all closed-end funds in the World Bond fund Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six-month period ended April 30, 2010, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six-month period ended April 30, 2010 was below the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six-month period ended April 30, 2010 was below the average and median expense ratios of its Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser and Investment Sub-Adviser is paid by the Investment Manager and not the Fund. The Committee and the Board also took into account management’s discussion of the Fund’s expenses as well as certain actions taken during the past year to reduce the Fund’s operating expenses. The Committee and the Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including, two segregated accounts with a global mandate. The Committee and the Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was below the effective management fee rates paid by the other Aberdeen-managed funds in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 6th out of 12 for the year-to-date period ended April 30, 2010, 5th out of 12 for the one-year period ended April 30, 2010, 4th out of 9 for the three-year period ended April 30, 2010 and 4th out of 6 for the five-year period ended April 30, 2010. The Committee and the Board also received performance information from management that compared the Fund’s total return to comparable non-U.S. investment companies selected by Lipper Inc., an independent third-party provider of investment company data.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/

discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund outperformed its composite benchmark constructed by the Investment Manager for the one- year period ended April 30, 2010, and underperformed the benchmark for the three- and five-year periods ended April 30, 2010. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the longer-term, including market conditions. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at certain asset levels, and that the profitability of the Advisers was determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

FAX Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 55	Class III Director; Vice President	Term as Director expires 2012; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	28	None

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class II Director	Term expires 2011; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing.	29	None

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class III Director	Term expires 2012; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2013; Director since 1986	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. Mr. Sherman was a Director of the Aberdeen Global Income Fund, Inc. from the fund’s inception to December 2000. He was also a Chairman and Managing Director of Aberdeen Asia-Pacific Income Investment Company Limited from 1986 to 2001 and was a director of this fund from 1986 to March 2008. He was the President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007.	2	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Vice President	Since 2008	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President	Since 2009	Currently, Head of Product and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Stuart Gray*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 43	Vice President	Since 2009	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Gray joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Gray was formerly a Portfolio Manager with Deutsche Asset Management from 2000 until the acquisition.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths*** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 43	Vice President	Since 2010	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 41	Treasurer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 47	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols**** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Vice President, Chief Compliance Officer	Since 2008	Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 37	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 39	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 39	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 9, 2009.
**	Messrs. Baltrus, Goodson, Keener, Pittard and Sullivan and Mses. Greenstein, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Baltrus, Goodson, Pittard, and Sullivan and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdee Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Gray, Griffiths, Michael, and Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.
****	Ms. Nichols was appointed as Chief Compliance Officer on September 7, 2010.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

Jennifer Nichols, Vice President and Chief Compliance Officer

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Paul Griffiths, Vice President

Anthony Michael, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

As of October 31, 2010, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Neville J. Miles, Peter D. Sacks and John T. Sheehy. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2010	$98,000	Nil	$6,000	Nil

October 31, 2009	$95,000	Nil	$6,00	Nil

1   The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2010, KPMG billed $2,500 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2010, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

(b) Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of October 31, 2010.

Individual & Position	Services Rendered	Past Business Experience
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was Director/senior portfolio manager with Deutsche Australia Limited since 2002.
Scott Bennett BS Economics (Commenced 2008) Head of Asian Credit	Responsible for credit research, security selection and portfolio strategies for Asian US dollar investments.	Currently, the Head of Asian credit on the Asian fixed income desk, prior to which he served as Director and trader of fixed income instruments at ABN AMRO Bank. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Mr. Bennett has been involved within Asian credit since 1997, including research and trading, in both the public and private debt markets.
Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently a portfolio manager on the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.
Victor Rodriguez BEcon, CPA, Grad Diploma in Applied Finance and Investment (Commenced May 2009) Head of Fixed Income - Asia	Responsible for Australia fixed income.	Currently, Head of Fixed Income on the Australian fixed income team. Joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies.
Stuart Gray BS Business (Finance and Economics), Graduate Diploma in Applied Finance and Investment (Commenced June 2007) Portfolio Manager	Responsible for portfolio management.	Currently, a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007, following the acquisition of Deutsche Asset Management (Australia) Limited. Joined Deutsche in September 2000 as a member of the fixed income team and was a senior manager specializing in credit analysis.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	4	$3,254.56	35	$5,461.78	115	$21,789.71
Scott Bennett	2	$3,054.19	18	$2,879.80	56	$13,569.91
Kenneth Akintewe	2	$3,054.19	18	$2,879.80	56	$13,569.91
Victor Rodriguez	4	$3,254.56	35	$5,461.78	115	$21,789.71
Stuart Gray	4	$3,254.56	35	$5,461.78	115	$21,789.71

Total assets are as of October 31, 2010 and have been translated to U.S. dollars at a rate of £1.00 = $1.59880.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3)     The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2010
Anthony Michael	$0
Scott Bennett	$0
Kenneth Akintewe	$0
Victor Rodriguez	$0
Stuart Gray	$0

(b) Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2009 through, November 30, 2009	0	0	0	26,128,404
December 1, 2009 through December 31, 2009	0	0	0	26,100,964
January 1, 2010 through January 31, 2010	0	0	0	26,097,574
February 1, 2010 through February 29, 2010	0	0	0	26,097,574
March 1, 2010 through March 31, 2010	0	0	0	26,097,574
April 1, 2010 through April 30, 2010	0	0	0	26,097,574
May 1, 2010 through May 31, 2010	0	0	0	26,097,574
June 1, 2010 through June 30, 2010	0	0	0	26,097,574
July 1, 2010 through July 31, 2010	0	0	0	26,097,574
August 1, 2010 through August 31, 2010	0	0	0	26,097,574
September 1, 2010 through September 30, 2010	0	0	0	26,097,574
October 1, 2010 through October 31, 2010	0	0	0	26,097,574
Total	0	0	0	-

1   The Registrant’s stock repurchase program was announced on March 19, 2001, and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2011

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications